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In The News

Jason Farler, CFA, a Portfolio Manager within our Wealth Advisory Services division, was featured in the article "College & Credit" in the October 27, 2007 Business section of the Cincinnati Enquirer. In the article, Jason provides helpful tips to teach children the value of saving money at an early age.

You can read the entire article by clicking the following link:
http://news.enquirer.com/apps/pbcs.dll/article?AID=/20071027/BIZ01/710270329/-1/back01

Brian Kute, CFA, Manager of Research, was interviewed by Ticker.com for the October 9, 2007 article, "Mid-cap Quant Strategy." In the article Brian explains the investment philosophy behind the Johnson Disciplined Mid-Cap Fund (formerly the Johnson Opportunity Fund).*

You can read the entire article by clicking the following link:
http://www.123jump.com/mutual-fund/Mid-cap-Quant-Strategy/396

Brian was also quoted in Barron's, a national financial publication, on November 5, 2007 regarding Cisco (CSCO).

Jim Witte, CFA, a Portfolio Manager within our Wealth Advisory Services division, was featured in the Community Press on October 17, 2007 in the article "Witte Helps Alzheimer's Association." The article highlights Jim's 20 year involvement with the Association and his service on the local Alzheimer's Board.

You can read the entire article by clicking the following link:
http://news.communitypress.com/apps/pbcs.dll/article?AID=/20071017/NEWS05/710170443/1067/RSS1103

Tom Young, Director of Sales - Private Client Group, was featured in the Philanthropy section of the Cincinnati Business Courier on September 28, 2007, in the article "From Cancer Diagnosis, A Sense Of Mission." The article highlights Tom's efforts as a prostate cancer survivor, to provide support for those recently diagnosed as well as fellow survivors through the Prostate Cancer Networking Group.

You can read the entire article by clicking the following link: http://cincinnati.bizjournals.com/cincinnati/stories/2007/10/01/story18.html

To learn more about the Prostate Cancer Networking Group, please visit their website: www.pcngcincinnati.org

If you would like to receive a copy of any of these articles by mail, please email Lisa Smith at lsmith@johnsoninv.com.

*  This material is furnished by Johnson Investment Counsel, Inc. which acts as the investment adviser to each Fund in the Johnson Mutual Funds Trust. Performance data quoted represents past performance.  Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more up-to-date month-end performance data, please call (800) 541-0170. Total return assumes reinvestment of dividends and capital gains distributions. Performance may reflect the waiver of a portion of the Fund’s advisory or administration fee for certain periods since the inception date. If fees had not been waived, performance would have been less favorable. Contact Johnson Investment Counsel at (513) 661-3100 or (800) 541-0170 for a prospectus. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

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